UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 18, 2017
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)

207-878-2770
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01– Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2017, the Company received a deficiency notification letter from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market (“Nasdaq”). This notification letter provided notification that the Company no longer complies with Nasdaq’s compensation committee requirement, as set forth in Listing Rule 5605(d)(2)(A). Nasdaq Listing Rule 5605(d)(2)(A) requires a listed company to have a compensation committee comprised of at least two independent members. Dr. Linda Rhodes, a former independent director and member of the Company’s compensation committee, resigned from the board of directors effective August 10, 2017. As a result, the number of independent directors on the Company’s compensation committee was reduced from two to one. This notification letter also states that the Company will be provided: (i) until the earlier of the Company’s next annual shareholders’ meeting or August 10, 2018 or (ii) if the next annual shareholders’ meeting is held before February 6, 2018, then the Company must evidence compliance no later than February 6, 2018. If the Company does not regain compliance during this period, then the Staff will provide notice that the Company’s securities will be subject to delisting. At such time, the Company may appeal the delisting determination to a Panel. The Company would remain listed pending the Panel’s decision. There can be no assurance that, if the Company does appeal a subsequent delisting determination by the Staff to the Panel, that such appeal would be successful.

This notification letter has no immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “ICCC”.

The Company expects to address this deficiency by adding a new independent director to its compensation committee at the next meeting of its Board of Directors, which is scheduled to be held on September 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2017	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
Michael F. Brigham President, Chief Executive Officer and Principal Financial Officer

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